AXA PREMIER VIP TRUST – MULTIMANAGER MID CAP VALUE PORTFOLIO

SUPPLEMENT DATED MAY 12, 2011 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2011

This Supplement supersedes and replaces information contained in the May 1, 2011 Supplement to the above referenced Summary Prospectus dated May 1, 2011 of the Multimanager Mid Cap Value Portfolio of AXA Premier VIP Trust (“Trust”). You should read this Supplement in connection with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus or a copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding the Multimanager Mid Cap Value Portfolio (“Portfolio”).

The legend on the first page of the Portfolio’s Summary Prospectus is hereby deleted and replaced with the following:

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus dated May 1, 2011 as supplemented May 1, 2011 and Statement of Additional Information (“SAI”) dated May 1, 2011, as supplemented May 1, 2011 and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2010, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus and SAI and any supplements thereto and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

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Effective immediately, the third sentence of the first paragraph under the caption “Multimanager Mid Cap Value Portfolio – Investments, Risks and Performance – Principal Investment Strategies of the Portfolio” of the Summary Prospectus is deleted and revised as follows:

For purposes of this Portfolio, mid-capitalization companies generally are companies with market capitalization within the range of companies in the Russell 2500 Index or the Russell Midcap Index at the time of investment (as of December 31, 2010, the market capitalization of companies included in the Russell 2500 Index ranged from approximately $24.2 million to $13.7 billion and the market capitalization of the companies in the Russell Midcap Index ranged from approximately $231.9 million to $38.7 billion).